UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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United Bancshares, Inc.
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UNITED BANCSHARES, INC.

105 Progressive Drive

Columbus Grove, Ohio 45830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 27, 2022

TO THE SHAREHOLDERS OF UNITED BANCSHARES, INC.:

You are cordially invited to attend the Annual Meeting of the Shareholders of United Bancshares, Inc. to be held on April 27, 2022 at 10:30 a.m. at The Union Bank Company, 105 Progressive Drive, Columbus Grove, Ohio 45830, for the purpose of considering and acting on the following:

1.	Election of directors to serve until the 2023 Annual Meeting;

2.	A non-binding advisory vote to approve the compensation of our named executive officers;

3.	An amendment to the 2003 Employee Stock Purchase Plan to increase the authorized shares by 200,000;

4.	Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation; and

5.	Transacting such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 8, 2022 will be entitled to vote at the meeting. Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the 2022 Annual Meeting. You may submit your proxy by telephone or by Internet as described in the following materials. Additionally, prior to the meeting, the Corporation will mail a proxy statement and proxy card to shareholders. If you don’t submit your proxy by telephone or by Internet, you must complete and sign the proxy card enclosed with those materials and return it in the envelope provided.

March 23, 2022	By Order of the Board of Directors

/s/ Heather M. Oatman
Heather M. Oatman, Secretary

NOTICE OF INTERNET AVAILABILITY

OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 27, 2022. The proxy statement, form of proxy, and annual report to security holders are available at www.investorvote.com/UBOH.

The proxy statement, annual report to security holders and form of proxy are being made publicly available, free of charge, on the aforementioned website, which will remain available through the conclusion of the Annual Meeting of Shareholders to be held on April 27, 2022 at 10:30 a.m. at The Union Bank Company, 105 Progressive Drive, Columbus Grove, Ohio. If you need directions to the location of the 2022 Annual Meeting in order to attend the meeting and vote in person, please contact Heather M. Oatman at (419) 659-2141.

IMPORTANT

A proxy statement and proxy are submitted herewith. As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting in person. The proxy is revocable at any time prior to the exercise thereof by written notice to the Corporation, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

UNITED BANCSHARES, INC.

105 Progressive Drive

Columbus Grove, Ohio 45830

ANNUAL MEETING OF SHAREHOLDERS

April 27, 2022

INTRODUCTION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of United Bancshares, Inc. (also referred to in this Proxy Statement as “United Bancshares” or the “Corporation”), for the 2022 Annual Meeting of Shareholders to be held at 10:30 a.m. on April 27, 2022 at The Union Bank Company, 105 Progressive Drive, Columbus Grove, Ohio 45830 (the “Annual Meeting”), or at any adjournments thereof.

The Annual Meeting has been called for the following purposes: (i) to elect the directors to serve on the Board of Directors until the 2023 Annual Meeting; (ii) to consider a non-binding resolution to approve the compensation of our named executive officers; (iii) to consider an amendment to the 2003 Employee Stock Purchase Plan to increase the authorized shares by 200,000; (iv) to ratify the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation; and (v) to transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

Shares of United Bancshares common stock may be voted by Internet, by telephone or by using the proxy card mailed to shareholders prior to the Annual Meeting. To vote via the Internet, go to the website www.investorvote.com/UBOH and follow the instructions. To vote via telephone, call 1-800-652-VOTE (8683) and follow the instructions. If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

Under rules adopted by the Securities and Exchange Commission, we provide our shareholders with access to the 2022 Annual Meeting proxy materials over the Internet, as well as send printed copies of those materials through the mail. The Notice of Annual Meeting of Shareholders provided herewith contains instructions on how you may access and review our proxy materials on the Internet.

This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about March 23, 2022.

REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

Shares of United Bancshares, Inc. common stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time prior to vote of the proxy at the Annual Meeting. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked (i) by written notice to the Secretary of United Bancshares (addressed to: United Bancshares, Inc., 105 Progressive Drive, Columbus Grove, Ohio 45830, Attention: Secretary) prior to the time the proxy is voted; (ii) by the proper filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting (telephonically, by internet, or in paper); or (iii) in open meeting at any time before the proxy is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies will be voted (i) FOR the nominees for director set forth in this Proxy Statement, and (ii) FOR the non-binding resolution to approve the compensation of our named executive officers, and (iii) FOR an amendment to the 2003 Employee Stock Purchase Plan to increase the authorized shares by 200,000, and (iv) FOR the ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation. The proxy confers discretionary authority on the proxy holder to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Annual Meeting, (iii) an adjournment of the meeting and (iv) any other business that may properly come before the meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The proxy is being solicited by United Bancshares and the cost of soliciting proxies will be borne by United Bancshares. Proxies may be solicited by mail, telephone, electronic mail or facsimile by directors, officers and employees of United Bancshares who will receive no compensation in addition to their regular compensation. While no such firm has been engaged to date, United Bancshares may decide that it is appropriate to retain a proxy solicitation firm or agency to solicit proxies. If a proxy solicitation firm or agency is retained, United Bancshares will bear the cost.

VOTING INFORMATION

Each share of United Bancshares, Inc. common stock outstanding on March 8, 2022, the record date of the Annual Meeting, is entitled to one vote on all matters coming before the meeting. As of March 8, 2022, United Bancshares had approximately 3,279,237 shares of common stock issued and outstanding. Only shareholders of record on the books of the Corporation on the record date will be entitled to vote at the Annual Meeting either in person or by proxy. Pursuant to the Regulations of the Corporation, the shareholders present in person or by proxy at the Annual Meeting shall constitute a quorum.

If your shares are registered directly in your name, you are the holder of record of these shares, we are mailing the Proxy Materials directly to you. As the holder of record, you have the right to submit your proxy, by telephone, by the Internet or by mail, or to vote in person at the meeting. If you hold your shares in street name, your broker, bank, trustee, or other nominee holder of record (collectively referred to hereafter as your “nominee”) is sending the Proxy Materials to you. As a holder in street name, you have the right to direct your nominee how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other nominee.

If the nominee does not receive instructions from you, the nominee will be entitled to vote the shares on certain routine items. However, the nominee is not entitled to vote the shares (absent instructions from the beneficial owner) with respect to non-routine matters, such as amendments to organizational documents, executive compensation proposals, and the election of directors. When the nominee does not receive instructions from a beneficial owner concerning a non-routine matter, over which the nominee has no voting discretion, a “broker non-vote” occurs. Shares treated as broker non-votes are included for purposes of determining whether a quorum exists, however, such shares will not be counted as being in favor of or against any proposal placed before the shareholders at the Annual Meeting. The only routine matter for consideration at this year’s annual meeting is Proposal 4, regarding the ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation’s 2022 fiscal year.

How to Vote

Your Vote is Important.    We encourage you to submit your proxy promptly. Internet and telephone proxy submission is available through 1:00 a.m. Eastern time on Monday, April 25, 2022, for shares held in the United Bancshares, Inc. Restated Employee Stock Ownership Plan and through 1:00 a.m. Eastern time on Wednesday, April 27, 2022, for all other shares. You may submit your proxy or vote in one of the following ways:

Submit Your Proxy By Telephone.    You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.investorvote.com/UBOH and log in using the 15-digit control number provided in your Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site.

When you submit your proxy by telephone, you will be required to enter your 15-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.

Submit Your Proxy By Internet.    You may also submit your proxy by the Internet. The Proxy Materials indicate the website you may access for Internet proxy submission using the 15-digit control number included in the mailing. You may submit your proxy by the Internet 24 hours a day. As with telephone proxy submission, you will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the Internet proxy submission instructions in the mailing you receive from your bank, broker, trustee, or other record holder. You may incur telephone and Internet access charges if you submit your proxy by the Internet.

Submit Your Proxy By Mail.     If you are a holder of record, you can submit your proxy by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you hold your shares in street name, you can submit your voting instructions by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

Vote at the Meeting.    Submitting a proxy now will not limit your right to change your vote at the meeting, prior to the vote, if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the meeting in person.

All shares for which proxies have been properly submitted and not revoked will be voted as you have directed at the meeting. If you sign and return your proxy card without voting instructions for a proposal, your shares will be voted as the Board of Directors recommends for that proposal.

Revocation of Proxies.    You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our corporate secretary at the meeting; (2) submit a timely later-dated proxy or voting instruction form if you hold shares in street name; (3) provide timely subsequent telephone or Internet voting instructions; or (4) vote in person at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The shareholders identified in the following table are deemed to be beneficial owners of 5% or more of the common stock of United Bancshares as of December 31, 2021. The Corporation is not aware of any other shareholder beneficially owning 5% or more of the Corporation’s common stock.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class

Common	Joe S. Edwards, Jr. 2626 Shoreline Drive Lima, Ohio 45805	185,101 (1)	5.66%
Common	Tontine Financial Partners, L.P., 1 Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830	294,327 (2)	8.99%
Common	United Bancshares, Inc. Restated Employee Stock Ownership Plan, 105 Progressive Drive Columbus Grove, Ohio 45830	413,366 (3)	12.63%

(1)	Information is based on a Schedule 13G filed by Mr. Edwards on February 1, 2018 reporting that Mr. Edwards is deemed to be the beneficial owner of in excess of 5% of the outstanding common shares.

(2)

Information is based on an amendment to Schedule 13G filed by Tontine Financial Partners, L.P. on February 11, 2022 reporting that it is deemed to be the beneficial owner of in excess of 5% of the outstanding common shares. Tontine Financial Partners, L.P. reported that it has shared voting power with respect to 294,327 common shares along with Tontine Management, L.L.C. and Jeffrey L. Gendell.

(3)

The information regarding beneficial ownership of shares held in Trust for the benefit of the United Bancshares, Inc. Restated Employee Stock Ownership Plan (“ESOP”) is reported on an amendment to Schedule 13G filed with the SEC on February 12, 2022, by the ESOP. As of the record date, 390,140 shares have been allocated to the accounts of participating employees and 23,226 shares were unallocated. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in accordance with the Plan document and applicable ERISA requirements.  The Trustees disclaim beneficial ownership of the shares attributed to the Trustees in their capacity as Trustees of the ESOP.

The following table sets forth, as of March 8, 2022, the ownership of common stock by management of United Bancshares, including: (i) the common stock beneficially owned by each director, nominee for director and executive officer of United Bancshares; and (ii) the common stock beneficially owned by all officers, directors and nominees as a group. The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission (the “SEC”) is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Outstanding(1)

Robert L. Benroth	Director	8,560	(2)	0.26%

Herbert H. Huffman	Director	34,433		1.05%

Klint D. Manz	Chief Lending Officer	1,099	(3)	.03%

Heather M. Oatman	Secretary	15,371	(4)	0.47%

H. Edward Rigel	Director	30,325	(5)	0.93%

David P. Roach	Director	6,188		0.19%

Daniel W. Schutt	Director and Chairman	22,150		0.68%

R. Steven Unverferth	Director	5,122		0.16%

Brian D. Young	Director, President and CEO	36,151	(6)	1.10%

All directors, nominees and officers as a group (14 persons)		216,309		6.62%

(1)	Reflects percentage ownership of the respective individuals based on 3,279,237 common shares outstanding on March 8, 2022.
(2)	Includes (a) 3,000 shares held jointly with Mr. Benroth’s brother; and (b) 5,560 shares held in a trust.
(3)	Includes 869 shares allocated to Mr. Manz under the Corporation’s Employee Stock Ownership Plan.
(4)	Includes 15,092 shares allocated to Ms. Oatman under the Corporation’s Employee Stock Ownership Plan.
(5)	Includes 15,135 shares held in a trust of which Mr. Rigel is a co-trustee.
(6)	Includes (a) 29,110 shares allocated to Mr. Young under the Corporation’s Employee Stock Ownership Plan; and (b) 1,290 shares owned by Mr. Young’s dependent children.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The nominees have been nominated to serve as directors until the 2023 annual meeting of shareholders and until their respective successors are elected and qualified.  Mr. Benroth, Mr. Huffman, Mr. Rigel, Mr. Roach, Mr. Schutt, Mr. Unverferth and Mr. Young are incumbent directors whose present terms will expire at the 2022 annual meeting. The following table sets forth information concerning the nominees for directors of United Bancshares:

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since(2)

Robert L. Benroth	59	Putnam County Auditor and Chief Financial Officer	Director	2003	2001

Herbert H. Huffman	71	Retired Educator	Director	2018	1993

H. Edward Rigel	79	Farmer, Rigel Farms, Inc.	Director	2000	1979

David P. Roach	71	Vice-President and General Manager for First Family Broadcasting of Ohio(3)	Director	2001	1997

Daniel W. Schutt	74	Retired Banker(4)	Director and Chairman	2005	2005

R. Steven Unverferth	69	Chairman, Unverferth Manufacturing Company, Inc.	Director	2005	1993

Brian D. Young	55	President and Chief Executive Officer of United Bancshares(5)	Director, President, CEO and Interim CFO	2012	2008

(1)	Except as otherwise indicated in this Proxy Statement, each nominee has held the occupation identified for at least five years preceding the date of this Proxy Statement.
(2)

Indicates year first elected or appointed to the Board of Directors of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)	Mr. Roach previously served as a Manager at Maverick Media Radio Stations of Ohio.
(4)	Mr. Schutt is now retired. Mr. Schutt has served as Vice Chairman of United Bancshares since April of 2015 and Chairman since 2018.
(5)	Mr. Young is the current President and Chief Executive Officer of United Bancshares and has served in such capacity since August 2012.

The Board of Directors has set the size of the Board at seven directors. In the future, should the Board of Directors determine that additional new members would be beneficial to the Corporation, it will take action to increase the size of the Board and work with the Nominating Committee to find suitable candidates for placement on the Board.

The Board of Directors recommends that shareholders vote FOR the election of the nominees. Shares as to which authority to vote is withheld, abstentions and broker non-votes that are present in person or by proxy will not be counted and will have no effect on the outcome of the election. The directors are elected by a plurality of the votes cast. As such, the seven nominees receiving the highest number of votes will be elected as directors. Shareholders of the Corporation do not have the right to vote cumulatively in the election of directors.

Please see the narrative under the heading “Director and Nominee Qualifications” beginning on page 11 of this Proxy Statement for discussion of the qualifications of each director nominee.

Proxies will be voted FOR the election of each of the seven nominees unless you indicate on the proxy card or voting instructions that you WITHHOLD your vote with respect to, any or all of the nominees. The telephone and Internet proxy submission procedures will include instructions on how to abstain from voting with respect to any or all nominees. We expect that each nominee will be able to serve if elected as a director.  If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.

PROPOSAL NUMBER 2:  NON-BINDING VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and corresponding SEC regulations require that the Corporation permit a non-binding advisory vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the related narrative disclosure in this Proxy Statement. This proposal, which is commonly referred to as a “say-on-pay” proposal, gives the Corporation’s shareholders the opportunity to endorse or not endorse the Corporation’s executive compensation program through the following resolution:

“RESOLVED, that the compensation of the Corporation’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure, is hereby approved on an advisory non-binding basis.”

The Board of Directors believes that the Corporation’s compensation programs and policies attract and retain talented executives, closely tie executive pay to the performance of the Corporation, support the Corporation’s annual and long term business strategies, and align the interests of the Corporation’s executive officers with its shareholders.

For these reasons, we are asking the shareholders to support this proposal. While the advisory vote is non-binding, the Compensation Committee and the Board of Directors value the views of the shareholders and will take into account the outcome of the vote when considering future compensation decisions for the Corporation’s named executive officers.

In relation to the vote, shareholders are encouraged to review the information provided in this proxy statement regarding compensation of the Corporation’s named executive officers in the section captioned “COMPENSATION OF NAMED EXECUTIVE OFFICERS” beginning on page 17 of this Proxy Statement

The Board of Directors recommends that shareholders vote FOR the non-binding advisory resolution approving the Corporation’s named executive officer compensation.

Proxies received by the Corporation and not revoked prior to the Annual Meeting will be voted in favor of the non-binding advisory resolution approving the Corporation’s named executive officer compensation unless otherwise instructed by the shareholder. The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to ratify the non-binding advisory resolution. Abstentions and broker non-votes are treated as being present at the meeting, but are not entitled to vote on the proposal and, as a consequence, will have no effect on the outcome of the vote.

PROPOSAL NUMBER 3: AN AMENDMENT TO THE 2003 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE AUTHORIZED SHARES BY 200,000

Proposed Amendment and Restatement

United Bancshares is also seeking approval of an amendment to the 2003 Employee Stock Purchase Plan (the “Plan”) to increase the number of common shares of the Corporation issuable under the Plan by 200,000.  As originally adopted, the Plan provided for a maximum of 100,000 shares to be available for purchase. If approved by shareholders, the Plan will provide for a maximum of 300,000 shares to be available for purchase. As of the Record Date, 71,582 shares of the Corporation’s common stock had been issued to participants under the Plan. On January 18, 2022, the Board of Directors approved an increase of 200,000 shares issuable under the Plan, subject to shareholder approval.

Description of the Significant Terms of the Plan

The following is a summary of principal features of the Plan and its operation. A copy of the Plan, as amended, is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following description of the Plan is a summary and does not purport to be a complete description. See Appendix A for more detailed information.

General. The Plan, which was adopted by the Corporation’s shareholders at the 2003 Annual Meeting, allows eligible employees to acquire shares of common stock at periodic intervals through payroll deductions.  The Board of Directors has determined that maintaining the Plan is in the best interest of the Corporation on the basis that stock ownership better aligns the interests of the Corporation’s employees with those of the Corporation and its shareholders. The Plan, which is authorized to issue treasury shares, authorized but unissued shares or shares acquired in the market, is administered by the appropriately designated committee of the Board of Directors.

Shares Subject to Award. Under the Plan, eligible employees are able to purchase shares of common stock from the Corporation at a purchase price that may be discounted, at the discretion of the Board of Directors, from the market price of the stock at the time of the purchase.  The Plan allows employees to purchase stock at the end of six month offering periods that begin on January 1 and July 1 of each year.  The purchase price per share of common stock under the plan will be determined by the Board of Directors, or its designated committee, at the beginning of each offering period.  The purchase price per share shall be no less than 85% of the fair market value per share on the last trading day before the commencement of the offering period or 85% of the fair market value per share on the last day of the offering period.   The fair market price per share of United Bancshares common stock as of the Record Date was $32.97, as quoted on Nasdaq.  Subject to certain limits disclosed below, employees are able to contribute up to 15% of their cash compensation under the Plan, through payroll deductions, for the purpose of purchasing stock, with shares purchased on the last business day of the applicable offering period.  Once the shares are purchased on behalf of an employee, the employee has the right to vote the shares or dispose of the shares without restriction.

Eligibility. Employees are generally eligible to participate in the Plan if they meet both of the following requirements: (i) he or she has been an employee of the Corporation for not less than three months; and (ii) his or her customary employment is for more than five months per calendar year and for more than 20 hours per week. Employees who are 5% or greater shareholders of the Corporation would not be eligible to participate.  As of the Record Date, there were approximately 216 employees eligible to participate in the Plan, of which 47 employees were participating as of that date.

Certain Federal Income Tax Consequences. The Plan is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than (a) two years from the first day of the offering period and (b) more than one year from the date of transfer of the shares to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to the excess of the fair market value of the shares as of the first day of the offering period over the option price (determined as if the option had been exercised on the first trading day of the offering period). If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the price at which the participant purchased the shares under the Plan.

Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We will not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants as a result of a sale or disposition of shares prior to the expiration of the holding periods described above.

Acquisition Limits. Under the terms of the Plan, no individual employee shall be granted a right to purchase shares under the Plan if, immediately after his or her election, such shareholder would own more than 5% of the total combined voting power of the Corporation. In addition, the terms of the Plan prohibit employees from purchasing more than 1,000 shares with respect to any offering period or shares with a fair market value in excess of $25,000 per any calendar year. For purposes of this latter limit, fair market value is determined as of the beginning of the offering period in which such shares are purchased.

Withdrawal from Participation. A participating employee may elect to withdraw from the Plan by filing the prescribed form with the Corporation at any time before the last day of an offering period. Termination of employment for any reason shall be treated as a withdrawal from the Plan

Amendments and Termination of the Plan. Any additional future increase to the maximum number of shares available under the Plan would also require approval of the Corporation’s shareholders.   Otherwise, the Board of Directors may amend, suspend or terminate the plan at any time and without notice.

Effect on Significant Corporate Actions. The terms of the Plan indicate that it shall in no way restrict the Corporation’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

Acquisitions by Certain Persons. Participation in the Plan is entirely voluntary and depends on each eligible employee’s election to participate, the aggregate amount of his or her compensation over the Plan year, his or her determination as to the specific level of payroll deductions, and the exact purchase price set by the Board of Directors for each offering period. Accordingly, future purchases under the Plan by any employees, including the Corporation’s named executive officers, as identified in the summary compensation table provided under the section of this Proxy Statement captioned “Executive Compensation,” are not determinable. However, based on closing prices reported on the Nasdaq stock market as of December 31, 2020, January 1, 2021, June 30, 2021, July 1, 2021 and December 31, 2021, each named executive officer would have been eligible during the prior Plan year to acquire up to the maximum value amount available under the Plan of $25,000 in aggregate fair market value. Assuming such shares would have been acquired at 85% of fair market value, the cost of acquisition to each named executive officer would have approximated $21,250.

Vote Required

The affirmative vote of the holders of a majority of Common Stock present in person or by proxy at the Annual Meeting is necessary to approve the proposal to amend the 2003 Employee Stock Purchase Plan.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE 2003 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE THEREUNDER BY 200,000.

PROPOSAL NUMBER 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Corporation has selected CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm to perform the audit of the Corporation’s financial statements for the fiscal year ending December 31, 2022. CliftonLarsonAllen LLP was the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2021 and has served the Corporation in that role since 2000.

Representatives from CliftonLarsonAllen LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm. Although ratification of the appointment is not required by law, the Corporation’s Regulations, the Board of Directors’ by-laws or otherwise, the Board is submitting the selection of CliftonLarsonAllen LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our shareholders.

It is intended that the common shares represented by the accompanying proxy card will be voted for the resolution ratifying the appointment of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm, unless contrary instructions are indicated as provided on the proxy card. If you do not wish your shares to be voted for the resolution, please so indicate on the proxy card. The Board of Directors recommends that the shareholders vote FOR the adoption of the following resolution. The resolution states:

“RESOLVED, that action by the Audit Committee appointing CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Corporation and its subsidiaries for the fiscal year ending December 31, 2022 is hereby ratified, confirmed and approved.”

Proxies received by the Corporation and not revoked prior to the Annual Meeting will be voted in favor of ratification of the appointment of CliftonLarsonAllen LLP unless otherwise instructed by the shareholder. The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to ratify the appointment of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions are present but not entitled to vote on the proposal and, as a consequence, will have no effect on the outcome of the vote.

EXECUTIVE OFFICERS

The following table identifies each of the current executive officers of United Bancshares.

Name	Age	Principal Occupation	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since

Klint D. Manz	38	Chief Lending Officer(1)	None	N/A	N/A

Heather M. Oatman	49	Secretary of United Bancshares	Secretary	N/A	N/A

Brian D. Young	55	President and Chief Executive Officer of United Bancshares	Director, President, CEO and Interim CFO	2012	2008

(1)

Mr. Manz was appointed the Chief Lending Officer on January 1, 2021. Prior to this appointment, Mr. Manz served at The Union Bank Company as a Loan Product Manager since December 2, 2019. Prior to this time Mr. Manz served as Assistant Controller, Profitability Account Manager and Commercial/Agriculture Lender with a bank with assets in excess of $3 billion.

Director and Nominee Qualifications

Robert L. Benroth is a current director of United Bancshares and The Union Bank Company. He currently serves as Auditor and Chief Financial Officer for Putnam County. Mr. Benroth joined the Board of The Union Bank Company in 2001 and the Board of United Bancshares in 2003. He serves as Chairman of the Audit Committee, and is a member of the Nominating Committee and the Employee Stock Purchase Plan Committee. Mr. Benroth is a past member of the Accountancy Board of Ohio.

Mr. Benroth brings to the Board a breadth of relevant experience in accounting and financial matters and serves as the Board’s “Audit Committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Further, Mr. Benroth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

Herbert H. Huffman is a current director of United Bancshares and The Union Bank Company. He joined the Board of The Union Bank in 1993 and the Board of United Bancshares in 2018. Mr. Huffman is a retired educator who spent 35 years in the Ottawa-Glandorf school system. He earned a Bachelor’s degree from the University of Findlay and a Master’s degree from the University of Dayton. Mr. Huffman brings to the Board extensive knowledge of the Bank and the United Bancshares as well as many of the communities in which the Bank operates. Mr. Huffman is a member of the Compensation Committee and Audit Committee.

H. Edward Rigel is currently a director of United Bancshares and a director of The Union Bank Company. He joined the Board of the Bank of Leipsic in 1979 (and, subsequent to the acquisition of the Bank of Leipsic by The Union Bank Company, the Board of The Union Bank Company in 2000) and the Board of United Bancshares in 2000. He is also President of Rigel Farms, Inc., a role that he has occupied since 1979. Mr. Rigel serves as Chairman of the Nominating Committee and is a member of the Audit Committee.

Mr. Rigel’s executive and management experience have equipped him to contribute to the Board’s oversight of the Corporation’s management and business activities. He also brings to the Board an institutional knowledge of the Bank of Leipsic, The Union Bank Company and United Bancshares due to his extensive tenures on those respective Boards.

David P. Roach is currently a director of United Bancshares and a director of The Union Bank Company. He joined the Board of the Citizens Bank of Delphos in 1997 (and, subsequent to the acquisition of the Citizens Bank of Delphos by The Union Bank Company, the Board of The Union Bank Company in 2001) and the Board of United Bancshares in 2001. He is currently the Vice-President and General Manager for First Family Broadcasting of Ohio. Mr. Roach is a member of the Compensation Committee and the Nominating Committee.

Mr. Roach’s extensive executive and management experience have equipped him to contribute to the Board’s oversight of management and business activities. Further, Mr. Roach brings relevant experience and an institutional knowledge of the Corporation developed through his long tenure on the Citizens Bank of Delphos, The Union Bank Company and United Bancshares Boards.

Daniel W. Schutt is currently a director and has served in that capacity for The Union Bank Company and United Bancshares since 2005. Mr. Schutt has also served as Vice Chairman of United Bancshares since April of 2015 and has served as Chairman of United Bancshares since April of 2018. Mr. Schutt formerly served as President and Chief Executive Officer of United Bancshares from January 2005 until his retirement in July 2012. He also served as President of The Union Bank Company from January 2005 to March 2010 and as its Chief Executive Officer and Chairman from January 2005 until his retirement from those roles in July 2012. Mr. Schutt is a member of the Nominating Committee and Compensation Committee.

Mr. Schutt brings valuable insight and industry knowledge to the Board with over 40 years of experience, including over 25 years of experience as an executive, within the banking industry. During his tenure as past President and Chief Executive Officer, Mr. Schutt has developed unique insights into the business activities of the Corporation and its subsidiaries and provides a wealth of institutional knowledge to the Board.

R. Steven Unverferth is currently a director of United Bancshares and The Union Bank Company. He is also the current Chairman and former President of Unverferth Manufacturing Company, Inc., a large agricultural equipment manufacturer. Mr. Unverferth became affiliated with the Board of The Union Bank Company in 1993 and joined the Board of United Bancshares in 2005. Mr. Unverferth serves as the Chairman of the Compensation Committee and is a member of the Audit Committee.

Mr. Unverferth brings to the Board an extensive executive management and agricultural experience which equip him to contribute to the Board’s oversight of the Corporation’s management and business activities. Further, Mr. Unverferth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

Brian D. Young is currently a director and the President, Chief Executive Officer and Interim Chief Financial Officer of United Bancshares and The Union Bank Company. Mr. Young has been a director of The Union Bank Company since 2008 and of United Bancshares since 2012.

Mr. Young brings to the Board extensive experience in all aspects of the bank operations and management. Having served in numerous roles at The Union Bank Company and United Bancshares over the past 20 years, Mr. Young provides invaluable insight and institutional knowledge and provides the Board information as to the operations of the Corporation and its subsidiaries, identifying near- and long-term challenges and opportunities for the Corporation.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires United Bancshares’ officers and directors and persons who own more than 10% of a registered class of the Corporation’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish United Bancshares with copies of all Section 16(a) forms they file. Except as otherwise indicated below, and based solely on review of the copies of such forms filed electronically with the Commission, or written representations from certain reporting persons that no additional reports were required, the Corporation believes that during 2021 all Section 16(a) filing requirements applicable to its officers and directors were met. During 2021, a software processing error resulted in one transaction on behalf of Travis E. Vulich not being filed on a timely basis.

CORPORATE GOVERNANCE

Board of Directors Meetings

The Board of Directors met 12 times during the fiscal year ended December 31, 2021, and each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served during 2021. United Bancshares encourages its directors to attend its Annual Meetings of Shareholders. However, one director was not able to attend the 2021 Annual Meeting of Shareholders. All of the directors of United Bancshares also serve as directors of United Bancshares’ depository subsidiary, The Union Bank Company. Independent members of the Board of Directors of the Corporation meet in executive session without management present, and are scheduled to do so at least two times per year. The Board of Directors has designated Daniel W. Schutt as the presiding director for these meetings.

Board Leadership Structure and Risk Oversight

The Chairman of the Board is an outside director and presides at meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. Such separation enables the Chairman to devote his time to managing the Board and the Chief Executive Officer to focus on the operations of the Corporation. The Corporation has no fixed policy with respect to separation of the offices of the Chairman of the Board and Chief Executive Officer, and the Board believes it is in the best interests of the Corporation and its shareholders to review the leadership structure from time to time.

The Board of Directors is responsible for consideration and oversight of risks facing the Corporation, and is responsible for ensuring that material risks are identified and managed appropriately. Several oversight functions are delegated to committees of the Board with such committees regularly reporting to the full Board the results of their respective oversight activities. As part of this process, the Board reviews management’s risk-assessment process and periodically reviews the most important enterprise risks to ensure that compensation programs do not encourage excessive risk-taking. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or a Board committee.

Board of Directors Independence, Certain Relationships and Related Transactions

Each year, the Board of Directors reviews the relationships that each director has with the Corporation and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Stock Market, LLC (“NASDAQ”) Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Corporation and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Corporation; and the relationships between the Corporation and other companies of which the Corporation’s Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that all of the directors, with the exception of Brian D. Young, are independent directors of the Corporation within the meaning of applicable NASDAQ Rules.

Except for the general banking transactions described below, no Related Parties engaged in any transaction with the Corporation during 2021 in which the amount involved exceeded $120,000. In the ordinary course of conducting its business, United Bancshares, for itself or through its banking subsidiary, may engage in transactions with the employees, directors and managers of United Bancshares and The Union Bank Company which may include, but not be limited to, loans. The Corporation intends to continue to engage in the lending of money through its subsidiary bank to its related parties. All loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectability or present other unfavorable features.

The Corporation’s Amended Code of Ethics requires that all related party transactions be pre-approved by the Corporation’s Audit Committee. Exemptions from that pre-approval requirement are routine banking transactions, including deposit and loan transactions, between our subsidiary and any related party that are made in compliance with, and subject to the approvals required by, all federal and state banking regulations. In making a determination to approve a related party transaction the Audit Committee will take into account, among other factors it deems appropriate, whether the proposed transaction is on terms no less favorable to the Company than those generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the proposed transaction.

To the knowledge of United Bancshares, no director, officer or affiliate of the Corporation, owner of record or beneficially of more than 5% of the Corporation’s common stock, or any associate of any such director, officer, affiliate of the Corporation or security holder, is an adverse party to the Corporation or its subsidiary in any litigation matter or other claim or otherwise has a material interest that is adverse to the Corporation or its subsidiary. There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation. Nor has any director served in the prior five-year period on the board of directors of any other public company.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairman of standing committees of the Board of Directors by writing directly to those individuals at the following address: 105 Progressive Drive, Columbus Grove, Ohio 45830. The Corporation’s general policy is to forward, and not to intentionally screen, any mail received at the Corporation’s corporate office that is sent directly to members of the Corporation’s Board of Directors.

Hedging Practices

The Corporation has not adopted any practice or policies regarding the ability of directors or employees (including officers), or their designees, to purchase financial instruments, or otherwise engage in transactions, that are designed to hedge or offset any decrease in the market value of the Company’s stock held by such insiders.

COMMITTEES OF THE BOARD OF DIRECTORS

Nominating Committee

The Corporation has a Nominating Committee, the members of which are H. Edward Rigel (Chairman), Robert L. Benroth, David P. Roach and Daniel W. Schutt. Each member of the Nominating Committee is independent within the meaning of applicable NASDAQ Rules. The Nominating Committee, which was formed in 2003, is responsible for reviewing the qualifications of potential candidates for the Board of Directors, including those potential candidates submitted by shareholders. In addition, the Nominating Committee recommends to the Board of Directors candidates for election as directors at the Annual Meeting of Shareholders and candidates to fill vacancies on the Board of Directors. United Bancshares does not have a formal policy regarding consideration of such recommendations; however, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by the Board of Directors are evaluated, as described below. Shareholders may send director nomination recommendations to the Secretary of the Corporation at 105 Progressive Drive, Columbus Grove, Ohio 45830. In addition, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors by following the procedures outlined in the Corporation’s Code of Regulations.

The Nominating Committee of our Board of Directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the Board of Directors with respect to such candidates. The Board has not adopted a policy with respect to minimum qualifications for directors, rather the Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. It is a policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders. The committee, in making its nominations, considers all relevant qualifications of candidates for board membership, including, among other things, factors such as an individual’s business experience, industry knowledge and experience, financial background, breadth of knowledge about issues affecting the Corporation, public company experience, bank and other regulatory experience, diversity, current employment and other board memberships, and whether the candidate will be independent under the listing standards of the NASDAQ Global Select Market. In some cases, the Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. In the case of incumbent directors whose terms of office are set to expire, the committee also reviews such director’s overall service to the Corporation during his or her term and any relationships and transactions that might impair such director’s independence.

While the Corporation does not have a formal diversity policy for Board membership, the Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Nominating Committee considers, among other factors, diversity with respect to viewpoint, skills, experience and community involvement in its evaluation of candidates for Board membership. Such diversity considerations are discussed by the Nominating Committee in connection with the general qualifications of each potential nominee.

The Nominating Committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Corporation during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Corporation during the applicable time period; and (2) in the case of new director candidates, the Nominating Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating Committee may conduct an interview of a possible candidate and then meet to discuss and consider such candidate’s qualifications, including whether the nominee is independent for purposes of the NASDAQ Rules. It then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating Committee uses its network of contacts and those who have expressed interest to compile a list of potential candidates. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating Committee meets as many times as necessary to determine the nominees for the Board of Directors for the next Annual Meeting. The Nominating Committee met a total of two times during the fiscal year ended December 31, 2021. The Nominating Committee has adopted a written charter which may be found on the Corporation’s website at http://ir.theubank.com.

Compensation Committee

United Bancshares has a Compensation Committee, the members of which are Herbert H. Huffman, David P. Roach, Daniel W. Schutt and R. Steven Unverferth (Chairman). Each member of the Compensation Committee is independent within the meaning of applicable NASDAQ Rules and all are non-employee directors within the meaning of Section 162 of the Internal Revenue Code and Rule 16b-3 under the Exchange Act. In determining the independence of Compensation Committee members, the Board of Directors considers the source and amount of compensation received by the members and whether the member is affiliated with the Corporation or its subsidiary. The Compensation Committee is responsible for reviewing the compensation, performance and retention related issues with respect to the executive officers of United Bancshares. A written charter for the Compensation Committee was adopted on February 18, 2014, as required by NASDAQ Rule 5605(d)(1), which may be found on the Corporation’s website at http://ir.theubank.com. In 2021, the Compensation Committee met two times during 2021.

The Compensation Committee of the Board of Directors is responsible for developing recommendations with respect to the compensation to be paid to the Corporation’s executive officers and for the performance review of the Chief Executive Officer as well as developing the executive compensation principles, policies and programs for all of our executive officers. In establishing the final compensation for the named executive officers, the Compensation Committee proposes the compensation amounts to the Board of Directors, which makes any necessary changes to the compensation and gives final approval of the compensation. The Compensation Committee has the sole authority to engage the services of any compensation consultant or advisor. The corporation did not engage any such consultant or advisor with respect to compensation in 2021. Brian D. Young, the Corporation’s Chief Executive Officer, participated with respect to compensation decisions concerning other executive officers of the Corporation for 2021, but did not participate with respect to any determinations regarding his own compensation.

Audit Committee

The Corporation has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, the members of which are R. Steven Unverferth, H. Edward Rigel, Herbert H. Huffman and Robert L. Benroth (Chairman). The Audit Committee was created and a written charter for the Audit Committee was adopted on August 8, 2000, and amended on February 15, 2005. All of the members of the Audit Committee are (i) independent directors as defined in NASDAQ Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A(m)(3) of the Securities Exchange Act of 1934; and (iii) have not participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. The Board of Directors has determined that Robert L. Benroth is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence with management. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Corporation provided to the SEC, the Corporation’s shareholders and to the general public; (ii) the Corporation’s internal financial and accounting controls and processes; and (iii) the independent audit process. The Audit Committee met a total of five times during the fiscal year ended December 31, 2021. A copy of the Audit Committee Charter may be found on the Corporation’s website at http://ir.theubank.com.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed our audited financial statements for 2021 with our management: (ii) discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the Commission, (iii) received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence; and (iv) has discussed with our independent registered public accounting firm its independence. Based on the review and discussions with management and our independent registered public accounting firm referred to above, the Audit Committee recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021, and filed with the Securities and Exchange Commission.

Audit Committee

R. Steven Unverferth

H. Edward Rigel

Herbert H. Huffman

Robert L. Benroth, Chairman

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation paid by United Bancshares on a consolidated basis to its Principal Executive Officer, its Principal Financial Officer and its most highly compensated executives (the “named executive officers”). There were no other named executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2021.

Name and Principal Position	Year	Salary($) (i)	Bonus($) (ii)	Option Awards ($)(1) (iii)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation($) (iv) (v)		Total($)

Brian D. Young,	2021	$371,125	$95,000	$90,563	N/A	N/A	$68,047	(2)	$624,735
President, Chief	2020	$355,183	$60,000	$87,500	N/A	N/A	$64,969	(3)	$567,652
Executive Officer and Interim Chief	2019	$345,000	$52,000	$85,000	N/A	N/A	$62,090	(4)	$544,090
Financial Officer of United Bancshares

Klint D. Manz(5)	2021	$157,904	$40,150	$23,250	N/A	N/A	$18,010	(6)	$239,314
Chief Lending Officer of	2020	$98,077	$5,150	N/A	N/A	N/A	$9,469	(7)	$112,696
The Union Bank Company	2019	$6,923	$5,000	N/A	N/A	N/A	N/A		$11,923

Heather M. Oatman,	2021	$144,000	$40,150	$21,075	N/A	N/A	$20,802	(8)	$226,027
Secretary of United	2020	$138,192	$20,650	$20,475	N/A	N/A	$18,262	(9)	$197,579
Bancshares	2019	$133,750	$20,100	$19,650	N/A	N/A	$17,603	(10)	$191,103

(1)

Amounts reflect the grant date fair value of stock options as calculated pursuant to FASB ASC Topic 718. See Note 20 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions underlying valuation of equity awards.

(2)

Includes $8,700 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2021, $17,400 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, an accrual of $41,762 in connection with the officer’s defined benefit Salary Continuation Agreement, and $185 for life insurance premiums paid for the benefit of the officer.

(3)

Includes $8,550 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2020, $17,100 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, an accrual of $39,141 in connection with the officer’s defined benefit Salary Continuation Agreement, and $178 for life insurance premiums paid for the benefit of the officer.

(4)

Includes $8,400 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2019, $16,800 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, an accrual of $36,685 in connection with the officer’s defined benefit Salary Continuation Agreement, and $205 for life insurance premiums paid for the benefit of the officer.

(5)	Mr. Manz became Chief Lending Officer of The Union Bank company on January 1, 2021.
(6)

Includes $5,942 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2021, $11,883 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and $185 for life insurance premiums paid for the benefit of the officer.

(7)

Includes $3,097 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2020, $6,194 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and $178 for life insurance premiums paid for the benefit of the officer.

(8)

Includes $5,525 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2021, $11,049 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, an accrual of $4,043 in connection with the officer’s defined benefit Salary Continuation Agreement, and $185 for life insurance premiums paid for the benefit of the officer.

(9)

Includes $4,765 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2020, $9,530 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, an accrual of $3,789 in connection with the officer’s defined benefit Salary Continuation Agreement, and $178 for life insurance premiums paid for the benefit of the officer.

(10)

Includes $4,616 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2019, $9,231 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, an accrual of $3,551 in connection with the officer’s defined benefit Salary Continuation Agreement, and $205 for life insurance premiums paid for the benefit of the officer.

The total compensation package of named executive officers of the Corporation includes (i) base salary, (ii) discretionary annual cash bonuses, (iii) stock option awards, (iv) compensation that has been accrued under the Corporation’s defined benefit Salary Continuation Agreement with Mr. Young, and (v) discretionary and matching contributions to the Corporation’s Employee Stock Ownership Plan for the executives’ benefit.

The Corporation has accrued a total of $298,811 through December 31, 2021 related to Mr. Young’s Amended and Restated Salary Continuation Agreement executed on August 1, 2012. The amount has not been funded and Mr. Young is fully vested in such amount, except in connection with certain terminations for cause. Mr. Young’s Salary Continuation Agreement is more fully described in the “Potential Payments on Termination or Change in Control” section below. Named executive officers also receive other employee benefits generally available to all employees of the Corporation, including participation in medical plans, the Employee Stock Ownership Plans, and the Employee Stock Purchase Plan.

Mr. Young has entered into an agreement with the Corporation which provides for certain termination payments, which agreement is more fully described in the “Potential Payments on Termination or Change in Control” section below.

Terms of Stock Option Awards. All of the stock option awards listed in the above table vest annually in three equal installments over a three-year period beginning on the first anniversary of the grant date, provided, however, that the respective grantee remains employed through the applicable vesting date. Upon a change of control of the Company as defined in the 2016 Stock Option Plan, 100% of the unvested options will vest if at any time during the three months prior to the effective date of any change of control to the first anniversary of such change of control: (a) the grantee’s employment is terminated for any reason other than cause, or (b) the grantee terminates employment voluntarily for good reason.

The following table summarizes, as of the end of fiscal year 2021 for each of the named executive officers, information concerning unexercised options.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Brian D. Young
	10,335	0	$21.70	7/26/27(1)
	9,911	0	$23.30	8/24/28(2)
	7,294	3,646	$22.97	6/18/29(3)
	6,101	12,204	$16.67	7/21/30(4)
	0	8,093	$34.60	7/30/31(5)
Klint D. Manz	0	2,078	$34.60	7/30/31(5)

Heather M. Oatman

	2,411	0	$23.30	8/24/28(2)
	1,686	843	$22.97	6/18/29(3)
	28	2,855	$16.67	7/21/30(4)
	0	1,883	$34.60	07/30/31(5)

(1)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on July 26, 2018.
(2)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on August 24, 2019.
(3)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on June 18, 2020.
(4)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on July 21, 2021.
(5)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on July 30, 2022.

Potential Payments upon Retirement Termination or Change in Control

The Union Bank Company sponsors certain non-qualified supplemental retirement plans for the benefit of certain individuals designated by the Board of Directors of The Union Bank Company. The supplemental retirement plans, in the form of Salary Continuation Agreements, provide eligible individuals with a defined benefit supplemental retirement benefit, the amount of which is based upon the individual’s years of service with The Union Bank Company. Benefits under the supplemental income plan become payable when the designated individual’s employment terminates with The Union Bank Company due to normal retirement, early retirement, death or disability. Currently, Mr. Young participates in the plan. The formula by which benefits are determined is based upon age, years of service, age at retirement and actuarially determined variables. Under Mr. Young’s plan, his retirement benefit, if he retires at age 60, will be a lump sum distribution of approximately $529,000. The accrued value under this plan for the benefit of Mr. Young was $298,811 as of December 31, 2021.

The Chief Executive Officer’s Amended and Restated Salary Continuation Agreement and Change in Control Agreement provide for payments and/or vesting of benefits under certain circumstances in connection with termination of employment and a change in control. The triggering events for payments and vesting of benefits in the various agreements and plans are relatively common for agreements and plans of this nature, and are designed to provide for fair treatment of the participants under the various circumstances and to reasonably reward the participants for their loyalty and commitment to the Corporation. The following section describes the potential payments and other benefits that would have been received by each named executive if there had been a change in control or other termination of their employment with the Corporation on the last day of 2021.

While the definition of change in control varies among our various agreements and plans, in general a “change in control” means a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation.

The 2016 Stock Option Plan contains a double-trigger change of control clause that accelerates vesting upon a change of control as follows: the period beginning three months prior to the effective date of any change of control of the Company and ending on the first anniversary of such a change of control, one hundred percent of the stock options granted which have been outstanding for at least six months shall vest and be exercisable by the holder in the event that (a) the holder’s status as an employee is involuntarily terminated by the Company for any reason other than cause, or (b) the holder voluntarily terminates his status as an employee as the result of a material reduction in the option holder’s duties, title, or compensation from the Company.  Thus, if there was a change in control on December 31, 2021 and the named executive officers were terminated or experienced material reductions in their duties, all of the ownership incentives held by the named executive officers for longer than six months would vest.

Brian D. Young

Under the terms of Mr. Young’s change in control agreement executed with the Corporation on July 18, 2006, if Mr. Young’s employment terminated in connection with a change in control at the end of 2021, Mr. Young would have been entitled to the lesser of 2.5 times his base salary at the date of the change of control, or one dollar less than the largest amount that could be paid to him without the payment qualifying as a “parachute payment” under Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended. In addition, if Mr. Young was terminated without cause or resigned as of the end of the year, other than in connection with a change in control, due to (a) a material diminution of his duties, responsibilities, compensation or benefits, (b) a reduction in his base salary, (c) a required relocation of more than 20 miles from Columbus Grove, Ohio, or (d) a disagreement as to the strategic plan of the Corporation, Mr. Young would be entitled to the same benefits as if a change in control happened. The Corporation would also have to pay the premiums for Mr. Young’s COBRA insurance for one year following the termination.

Under Mr. Young’s Salary Continuation Agreement, in the event that Mr. Young’s employment was terminated at year end for any reason other than death or for cause, he would be entitled to the entire amount accrued under his agreement as of that date, or $298,811.

In the event that Mr. Young’s employment with the Corporation terminated due to death at the end of 2021, his beneficiaries would be entitled to a payment of the full retirement benefit payable under the Salary Continuation Agreement, which is approximately $529,000. In the event that Mr. Young was terminated at year end for cause, as defined under the agreement, he would be entitled to no benefit payments under the agreement.

Heather M. Oatman

Under Ms. Oatman’s Salary Continuation Agreement, in the event that Ms. Oatman’s employment was terminated at year end for any reason other than death or for cause, she would be entitled to the entire amount accrued under her agreement as of that date, or $33,717.

In the event that Ms. Oatman’s employment with the Corporation terminated due to death at the end of 2021, her beneficiaries would be entitled to a payment of the full retirement benefit payable under the Salary Continuation Agreement, which is approximately $144,000. In the event that Ms. Oatman was terminated at year end for cause, as defined under the agreement, she would be entitled to no benefit payments under the agreement.

Compensation of the Directors

The following table contains information concerning the compensation earned in 2021 by the Corporation’s directors.

Director Compensation

Name	Fees Earned or Paid in Cash ($)		Total ($)
Robert L. Benroth	$36,600	(1)	$36,600
Herbert H. Huffman	$30,750	(2)	$30,750
H. Edward Rigel	$31,600	(3)	$31,600
David P. Roach	$31,050	(4)	$31,050
Daniel W. Schutt	$43,200	(5)	$43,200
R. Steven Unverferth	$31,750	(6)	$31,750
Brian D. Young (7)	N/A		N/A

(1)

Constitutes $15,000 in compensation for service on the Board of Directors of the Corporation, $6,000 in compensation for service as Chairman of the Audit Committee, $15,000 in compensation for service on the Board of Directors of The Union Bank Company and $600 in compensation for service on the Board Credit Committee of The Union Bank Company.

(2)

Constitutes $15,000 in compensation for service on the Board of Directors of the Corporation, $15,000 in compensation for service on the Board of Directors of The Union Bank Company and $750 in compensation for service on the Board Credit Committee of The Union Bank Company.

(3)

Constitutes $15,000 in compensation for service on the Board of Directors of the Corporation, $15,000 in compensation for service on the Board of Directors of The Union Bank Company, $600 in compensation for service on the Board Credit Committee of The Union Bank Company and $1,000 in compensation for service as Chairman of the Nominating Committee.

(4)

Constitutes $15,000 in compensation for service on the Board of Directors of the Corporation, $15,000 in compensation for service on the Board of Directors of The Union Bank Company and $1,050 in compensation for service on the Board Credit Committee of The Union Bank Company.

(5)

Constitutes $15,000 in compensation for service on the Board of Directors of the Corporation, $12,000 in compensation for service as Chairman of the Board, $15,000 in compensation for service on the Board of Directors of The Union Bank Company and $1,200 in compensation for service on the Board Credit Committee of The Union Bank Company.

(6)

Constitutes $15,000 in compensation for service on the Board of Directors of the Corporation, $15,000 in compensation for service on the Board of Directors of The Union Bank Company, $750 in compensation for service on the Board Credit Committee of The Union Bank Company and $1,000 in compensation for service as Chairman of the Compensation Committee.

(7)	Mr. Young receives no compensation related to his capacity as a director of United Bancshares and The Union Bank Company.

The Corporation’s directors receive up to $15,000 annual compensation for their service on the Board of Directors of United Bancshares and up to $15,000 for their service on the Board of Directors of the Corporation’s wholly owned subsidiary The Union Bank Company. Additionally, the Chairman of the Board receives $12,000, the Chairman of the Audit Committee receives up to $6,000, the Chairman of the Nominating Committee receives up to $1,000 and the Chairman of the Compensation Committee receives up to $1,000 for their service in these positions. Finally, members of The Union Bank Company’s Board Credit Committee, receive up to $150 per meeting for their service. Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The principal accountant selected by the Board of Directors for the current year is CliftonLarsonAllen LLP, One Seagate Center, Suite 2650, Toledo, Ohio 43604. A representative of the principal accountant will be present at the Annual Meeting, will have the opportunity to make a statement if he/she desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by CliftonLarsonAllen LLP for professional services rendered for the annual audit of the Corporation’s consolidated financial statements for the 2020 and 2021 fiscal years and the reviews of the consolidated financial statements included in the Corporation’s Quarterly Reports on Form 10-Q were $203,591 in 2020 and $185,393 in 2021.

Audit-Related Fees

The aggregate fees billed by CliftonLarsonAllen LLP for assurance and related services that are reasonably related to the performance of the audit of the Corporation’s financial statements and not reported under “Audit Fees” were $20,000 in 2020 and $21,600 in 2021. The services for the fees disclosed under this category relate to the audit of the Corporation’s ESOP benefit plan in 2020 and 2021.

Tax Fees

There were no aggregate fees billed by CliftonLarsonAllen LLP for professional services rendered for tax services, including any tax compliance, tax advice, and tax planning in 2020 and 2021.

All Other Fees

There were no other fees billed by CliftonLarsonAllen, LLP in 2020 and 2021.

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Corporation. The entire Audit Committee is responsible for deciding to engage its independent auditor, and determines whether to approve all audit and permitted non-audit services performed by the independent accountants. As such, no other pre-approval policies or procedures are currently in place. The Audit Committee approved 100% of the audit services performed by CliftonLarsonAllen LLP.

SHAREHOLDER PROPOSALS

FOR 2023 ANNUAL MEETING

In order for any shareholder proposal for the 2023 Annual Meeting of Shareholders to be eligible for inclusion in the Corporation’s proxy statement relating to that meeting and to be presented for shareholder action at that meeting, it must be received by the Secretary of the Corporation at 105 Progressive Drive, Columbus Grove, Ohio 45830, prior to November 23, 2022. In addition, in accordance with Federal proxy regulations the proxy cards delivered in connection with next year’s Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation’s Board of Directors, with respect to any shareholder proposal received less than 45 days prior to the anniversary of the mailing date of this year’s proxy materials, which deadline will fall on or around February 6, 2023. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received after November 23, 2022 but prior to February 7, 2023, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Corporation.

By order of the Board of Directors

/s/Brian D. Young
Brian D. Young
President and Chief Executive Officer

APPENDIX A

United Bancshares, Inc.

2003 Employee Stock Purchase Plan

(As Revised June 23, 2020)

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APPENDIX A

United Bancshares, Inc.

2003 Employee Stock Purchase Plan

SECTION 1.         PURPOSE OF THE PLAN.

The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify for favorable tax treatment under section 423 of the Code.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a)    Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

(b)    Committee Responsibilities. The Committee shall have the discretionary authority to interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 3. STOCK OFFERED UNDER THE PLAN.

(a)    Authorized Shares. The number of shares of Stock available for purchase under the Plan shall be 300,000 (subject to adjustment pursuant to Subsection (b) below).

(b)    Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan and the price of shares that any Participant has elected to purchase shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders, or a similar event.

(c)    Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 4. ENROLLMENT AND PARTICIPATION.

(a)         Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the six-month periods commencing on each January 1 and July 1, except that:

(i)    The first Offering Period under the Plan shall commence on the date on which this Plan is approved by the shareholders of the Company and shall end on June 30, 2003; and

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APPENDIX A

(ii)    The Committee may determine that the first Offering Period applicable to the Eligible Employees of a new Participating Company shall commence on any date specified by the Committee, provided that an Offering Period shall in no event be longer than 27 months.

(b)         Enrollment.

(i)     Each individual who qualifies as an Eligible Employee on the effective date of the Plan shall automatically become a Participant on such day. Provided, however, that each such Participant who was automatically enrolled on the effective date shall file the prescribed enrollment form with the Company within 10 business days after the effective date. If a Participant who was automatically enrolled on the effective date fails to file such form in a timely manner, then such Participant shall be deemed to have withdrawn from the Plan under Section 6(a). A former Participant who is deemed to have withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Subsection (c) below, which re-enrollment may be effective only at the commencement of an Offering Period.

(ii)    In the case of any individual who qualifies as an Eligible Employee on the first day of any Offering Period other than the first Offering Period, he or she may elect to become a Participant on such day by filing the prescribed enrollment form with the Company. The enrollment form shall be filed at the prescribed location not later than such day.

(c)         Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she:

(i)      Reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b);

(ii)     Withdraws from the Plan under Section 6(a); or

(iii)    Ceases to be an Eligible Employee.

A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. In all other cases, a former Participant may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above.

SECTION 5. EMPLOYEE CONTRIBUTIONS.

(a)         Commencement of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions shall commence as soon as reasonably practicable after the Company has received the prescribed enrollment form.

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APPENDIX A

(b)    Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(c)    Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(d)    Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after the Company has received such form. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after the Company has received such form.

(e)    Limit on Number of Elections. No Participant shall make more than 2 elections under Subsection (c) or (d) above during any Offering Period.

SECTION 6. WITHDRAWAL FROM THE PLAN.

(a)    Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Offering Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b)    Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not again be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7. CHANGE IN EMPLOYMENT STATUS.

(a)    Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as a withdrawal from the Plan under Section 6(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b)    Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

4

APPENDIX A

(c)         Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a)         Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b)         Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be equal to the amount established by the Committee prior to the first day of the Offering Period. Provided, however, that the Purchase Price must not be less than 85% of the Fair Market Value of a share of Stock on the last trading day before the commence of the Offering Period, or 85% of the Fair Market Value of a share of Stock on the last trading day in the Offering Period.

(c)         Number of Shares Purchased. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,000 shares of Stock with respect to any Offering Period nor more than the amount of Stock set forth in Section 9(b). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d)         Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 3, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction. The numerator of such fraction is the number of shares that such Participant has elected to purchase, and the denominator of such fraction is the number of shares that all Participants have elected to purchase.

5

APPENDIX A

(e)         Issuance of Stock. : Shares of Stock purchased by a Participant under the Plan shall be credited to his or her account as soon as reasonably practicable after the close of the applicable Offering Period. The Committee may designate the broker by whom said shares should be held for each Participant’s benefit. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f)         Tax Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Stock under the Plan until such obligations are satisfied.

(g)         Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 3 or Section 9(b) shall be refunded to the Participant in cash, without interest.

(h)         Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.

(a)         Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)         Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii)    Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)    Each Participant shall be deemed to have the right to purchase 1,000 shares of Stock under this Plan with respect to each Offering Period.

(b)         Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company). For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

6

APPENDIX A

SECTION 10. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 13. SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14. AMENDMENT OR DISCONTINUANCE.

General Rule. The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 3, any increase in the aggregate number of shares of Stock that may be issued under the Plan shall be subject to the approval of the Company’s stockholders. In addition, any other amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required by any applicable law or regulation.

SECTION 15. DEFINITIONS.

(a)         “Board” means the Board of Directors of the Company, as constituted from time to time.

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APPENDIX A

(b)         "Book Value" as of any date means the book value of a share of Stock, as determined based upon the financial statements contained in the most recent quarterly or annual report filed by the Company prior to such date with the Securities and Exchange Commission.

(c)         “Code” means the Internal Revenue Code of 1986, as amended.

(d)         “Committee” means a committee of the Board, as described in Section 2.

(e)         “Company” means United Bancshares, Inc., an Ohio corporation.

(f)         “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall have the discretion to determine whether a particular item is included in Compensation.

(g)         “Corporate Reorganization” means:

(i)    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii)    The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(h)         “Eligible Employee” means any employee of a Participating Company who meets both of the following requirements:

(i)         His or her customary employment is for more than five months per calendar year and for more than 20 hours per week;

(ii)         He or she has been an employee of a Participating Company for not less than 3 consecutive months, or such other period as the Committee may determine before the beginning of the applicable Offering Period.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(i)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)         “Fair Market Value” means the market price of Stock, determined by the Committee as follows:

(i)         If the Stock was traded on The NASDAQ National Market or The NASDAQ SmallCap Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by such Market;

8

APPENDIX A

(ii)    If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

(iii)    If none of the foregoing provisions is applicable, then the Committee shall determine the Fair Market Value in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported directly to the Company by NASDAQ or a stock exchange. Such determination shall be conclusive and binding on all persons.

(k)“    Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(l)“    Participant” means an Eligible Employee who participates in the Plan, as provided in Section 4.

(m)“    Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(n)“    Plan” means this United Bancshares, Inc. 2003 Employee Stock Purchase Plan, as it may be amended from time to time.

(o)“    Plan Account” means the account established for each Participant pursuant to Section 8(a).

(p)“    Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(q)“    Stock” means the Common Stock of the Company.

(r)“    Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 16. EXECUTION.

To record the adoption of the Plan by the Board on May 20, 2003, the Company has caused its duly authorized officer to execute this document in the name of the Company.

United Bancshares, Inc. By: E. Eugene Lehman Title: Chief Executive Officer

9

VOTE

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Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1 and FOR Proposals 2, 3 and 4.

	For	Withhold		For	Withhold		For	Withhold
01 - Robert L. Benroth	☐	☐	02 - Herbert H. Huffman	☐	☐	03 - H. Edward Rigel	☐	☐
04 - David P. Roach	☐	☐	05 - Daniel W. Schutt	☐	☐	06 - R. Steven Unverferth	☐	☐
07 - Brian D. Young	☐	☐						

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

03LKJA

2022 Annual Meeting Admission Ticket

2022 Annual Meeting of United Bancshares Inc., Shareholders

April 27, 2022 at 10:30 a.m. EST
105 Progressive Drive
Columbus Grove, Ohio 45830

Upon arrival, please present this admission ticket and photo identification at the registration desk.

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — United Bancshares, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS – APRIL 27, 2022

The undersigned having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 10:30 a.m., April 27, 2022, hereby designates and appoints Common and Broker, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders or at any adjournments thereof, such proxies being directed to vote as specified below on the following proposals and, in their discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting.

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.
ALL FORMER PROXIES ARE HEREBY REVOKED

This card also provides voting instructions to the applicable trustees for any shares held in the name of the undersigned in the United Bancshares, Inc. Restated Employee Stock Ownership Plan. In order to ensure that your employee stock ownership securities are voted as you wish, this proxy must be voted and received by 1:00 a.m., EST, April 25, 2022.

THIS PROXY SOLICITED BY THE TRUSTEES OF UNITED BANCSHARES, INC.
RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
ALL FORMER PROXIES ARE HEREBY REVOKED

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, the proxy will be voted FOR all the nominees listed, and FOR Proposals 2, 3 and 4.

The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3 and 4.

Please complete, sign, date and promptly mail this proxy in the enclosed postage paid envelope.

Electronic Delivery of Future Proxy Materials
If you would like to reduce the costs we incur to mail proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or online. To sign up for electronic delivery, please follow the instructions above to vote online and when prompted, indicate that you agree to receive or access proxy materials online.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐